American Century Government Income Trust

PROSPECTUS SUPPLEMENT

CAPITAL PRESERVATION FUND * GOVERNMENT AGENCY MONEY MARKET FUND TREASURY FUND *
INFLATION-ADJUSTED BOND FUND * SHORT-TERM GOVERNMENT FUND GOVERNMENT BOND FUND *
GINNIE MAE FUND

Supplement dated August 5, 2002 * Prospectus dated July 31, 2002  (Investor
Class, Advisor Class, Institutional Class and C Class)

SPECIAL MEETING OF SHAREHOLDERS

At a Special Meeting of Shareholders held August 2, 2002, shareholders of the funds approved the following proposals.

All funds

Shareholders of all funds elected the funds' eight-member Board of Trustees for indefinite terms, effective immediately following the meeting. The elected
Trustees are Albert Eisenstat, Ronald J. Gilson, Kathryn A. Hall, William M.
Lyons, Myron S. Scholes, Kenneth E. Scott, James E. Stowers III and Jeanne D.
Wohlers.

Treasury

Shareholders of Treasury approved the transfer of substantially all of the fund's assets and liabilities to the American Century Government Bond Fund in exchange for shares of Government Bond. Government Bond has investment objectives and strategies that are substantially similar to the investment objectives and strategies of Treasury. The total expense ratio of Government
Bond is expected to be the same as that of Treasury.

On or about September 3, 2002, Treasury shareholders will receive shares of
Government Bond on a tax-free basis in exchange for their shares of Treasury.
The value of a shareholder's account will not change as a result of the transaction.

SH-SPL-30978   0208